UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No._)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SHARING SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SHARING SERVICES, INC.

1700 Coit Road, Suite 100

Plano, Texas 75075

Phone: (469) 304-9400

Notice of Annual Meeting of Stockholders

To be Held on Friday, November 2, 2018

 To the Stockholders of Sharing Services, Inc.,

        You are cordially invited to attend the annual meeting of stockholders of Sharing Services, Inc., which will take place at the Atlanta Marriott Marquis, 265 Peachtree Center Avenue, Atlanta, GA 30303, at 5:00 p.m. local time for the following purposes:

(1)

To elect four directors named in the accompanying Proxy Statement for a one-year term or until their successors are elected and qualified;

(2)

To ratify the Amended and Restated Articles of Incorporation of Sharing Services, Inc.;

(3)

To ratify the selection of Ankit Consulting Services, Inc., Certified Public Accountants, as our independent registered public accounting firm for our fiscal year ending April 30, 2019; and

(4)

To transact such other business as may properly come before the annual meeting or any adjournment thereof.

        Even if you intend to join us in person, we encourage you to vote in advance so that we will know that we have a quorum of stockholders for the meeting. When you vote in advance, you may still attend the annual meeting.

        Whether or not you are able to personally attend the annual meeting, it is important that your shares be represented and voted. Your prompt vote by written proxy returned (1) online at the following site: (https://www.vstocktransfer.com); (2) by e-mail at vote@vstocktransfer.com; (3) by mail; or (4) by fax to (646) 536-3179 will save us the cost and expense of additional proxy solicitation. Voting by any of these methods at your earliest convenience will ensure your representation at the annual meeting if you choose not to attend in person. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy. Please review the instructions on the proxy card or the information forwarded by your bank, broker, or other holder of record concerning each of these voting options.

        Only stockholders of record at the close of business on September 4, 2018 will be entitled to vote at the meeting.

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
to be held on November 2, 2018:

The Proxy Statement and the 2018 Annual Report to stockholders are available at no charge by calling our Investor Relations Department at (469) 304-9400

By Order of the Board of Directors,
/s/ John Thatch
John Thatch President, Chief Executive Officer and Director
September 10, 2018

SHARING SERVICES, INC.

1700 Coit Road, Suite 100
Plano, Texas 75075
Phone: (469) 304-9400

2018 Annual Meeting of Stockholders
To be held on November 2, 2018

Proxy Statement

Solicitation of Proxies

The Board of Directors (the “Board”) of Sharing Services, Inc. (the “Company”) is soliciting the accompanying proxy in connection with matters to be considered at the 2018 Annual Meeting of Stockholders (the “2018 Meeting”) to be held at the Atlanta Marriott Marquis, 265 Peachtree Center Avenue, Atlanta, GA 30303 on November 2, 2018, at 5:00 p.m. Eastern Standard Time. The individuals named on the proxy card will vote all shares represented by proxies in the manner designated or, if no designation is made, they will vote as follows:

PROXY FOR HOLDERS OF SHARES OF CLASS B COMMON STOCK:

(1)

FOR the election of Robert Oblon, John Thatch and Frank A. Walters to the Board of Directors;

(2)

FOR ratification of the Amended and Restated Articles of Incorporation of Sharing Services, Inc.;

(3)

FOR ratification of the selection of Ankit Consulting Services, Inc., Certified Public Accountants, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending April 30, 2019; and

(4)

FOR in their best judgment with respect to any other matters that properly come to a vote at the 2018 Meeting.

PROXY FOR HOLDERS OF SHARES OF CLASS A COMMON STOCK, SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK, AND SERIES C PREFERRED STOCK:

(1)

FOR the election of Jordan Brock to the Board of Directors;

(2)

FOR ratification of the Amended and Restated Articles of Incorporation of Sharing Services, Inc.;

(3)

FOR ratification of the selection of Ankit Consulting Services, Inc., Certified Public Accountants as the

Company’s independent registered public accounting firm for the Company’s fiscal year ending April 30, 2019; and

(4)

FOR in their best judgment with respect to any other matters that properly come to a vote at the 2018 Meeting.

The individual who acts as proxy will not vote shares that are the subject of a proxy card on a particular matter if the proxy card instructs them to abstain from voting on that matter or to the extent the proxy card is marked to show that some of the shares represented by the proxy card are not to be voted on that matter.

Record Date

Only stockholders of record at the close of business on September 4, 2018 will be entitled to notice of or to vote at this 2018 Meeting or any adjournment of the 2018 Meeting. The approximate date of mailing for this proxy statement, proxy card, and a copy of our Annual Report on Form 10-K for the year ended April 30, 2018, is September 20, 2018.

Shares Outstanding and Voting Rights

We have five (5) classes of voting stock outstanding: Common Stock, par value $0.0001 per share (“Class A Common Stock”); Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”); Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Stock”); Series B Convertible Preferred Stock, par value $0.0001 per share (“Series B Stock ”); and Series C Convertible Preferred Stock, par value $0.0001 per share (“Series C Stock”). At September 4, 2018 the following shares were issued and outstanding: Class A Common Stock: 57,084,000; Class B Common Stock: 10,000,000; Series A Stock: 93,194,540; Series B Stock: 10,000,000; and Series C Stock: 4,030,000. Each outstanding share of Class A Common Stock entitles the holder to one (1) vote. Each outstanding share of Class B Common Stock entitles the holder to one (1) vote. Each outstanding share of Series A Stock entitles the holder to one (1) vote. Each outstanding share of Series B Stock entitles the holder to one thousand (1,000) votes. Each outstanding share of Series C Stock entitles the holder to one (1) vote. The holders of Class B Common Stock are entitled to elect a majority of the directors, in this case three (3) directors, and the holders of Class A Common Stock are entitled to elect the remainder of the directors, in this case one (1) director.

A list of stockholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at our corporate office at 1700 Coit Road, Suite 100, Plano, Texas 75075, between the hours of 9:00 a.m. and 4:00 p.m. local time.

Proxies and Voting Procedures

Holders of all shares of Company Stock entitled to vote can vote their shares by completing and returning by mail the enclosed proxy card pursuant to the directions on the proxy card.

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the 2018 Meeting.

All shares entitled to vote and represented by properly completed proxies received prior to the 2018 Meeting and not revoked will be voted at the 2018 Meeting in accordance with your instructions.

If your shares are registered directly in your name with VStock Transfer, LLC, our transfer agent, you are considered a stockholder of record. As a stockholder of record at the close of business on September 4, 2018, you can vote in person at the 2018 Meeting or you can provide a proxy to be voted at the 2018 Meeting by signing and returning the enclosed proxy card pursuant to its instructions. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board. If your shares are held in a stock brokerage account or otherwise by a nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name”. If you hold your shares in “street name”, you will receive instructions from your broker or other nominee describing how to vote your shares. If you do not instruct your broker or other nominee how to vote such shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the applicable law. On those matters as to which those rules do not permit brokers or other nominees to vote in the absence of instructions from the account holder, the broker or other nominee will not vote the shares on the matter (this is a “broker non-vote”).

By Online:  Vote online at the following site: (https://www.vstocktransfer.com).  All online votes must be received by the Company’s transfer agent on or before 11:59 P.M. (EST) on November 1, 2018. Those voting online must use the shareholder control number shown on the proxy card. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By e-mail:  Complete, sign, date, and scan the proxy card you received and return it to the Company’s stock transfer agent - VStock Transfer, LLC – by e-mailing it to vote@vstocktransfer.com.  All votes delivered by e-mail must be received by the Company stock transfer agent on or before 11:59 P.M. (EST) on November 1, 2018. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By Mail:  Complete, sign and date the proxy card you received and return it in the prepaid envelope pursuant to its instructions. If the prepaid envelope is missing, please mail your completed proxy card to the Company’s stock transfer agent — VStock Transfer, LLC at 18 Lafayette Place, Woodmere, New York 11598. All mailed proxies must be received by the Company’s stock transfer agent, on or before 11:59 P.M. (EST) on November 1, 2018. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By Fax: Complete, sign and date the proxy card you received and return it to the Company’s stock transfer agent — VStock Transfer, LLC – by fax to (646) 536-3179.  All votes delivered by Fax must be received by the Company stock transfer agent on or before 11:59 P.M. (EST) on November 1, 2018. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

If any other matters are properly presented at the 2018 Meeting for consideration, including, among other things, consideration of a motion to adjourn the 2018 Meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the 2018 Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the 2018 Meeting.

Quorum

The presence, in person or by proxy, of the majority of the outstanding shares entitled to vote at the 2018 Meeting shall constitute a quorum, which is required in order to transact business at the 2018 Meeting. Each Proposal in this proxy statement sets forth the requisite vote for approval of such Proposal.

Cost of Proxy Distribution and Solicitation

The proxy accompanying this Proxy Statement is being solicited by our Board of Directors. The Company will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of proxies. Proxies may be solicited on behalf of the Company in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of the Company, who will receive no additional compensation for soliciting. We will also request banks, brokers, and other stockholders of record to forward proxy materials to the beneficial owners of our Common Stock. If required by the rules of the Securities and Exchange Commission (“SEC”), we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of shares of the Company Stock. We anticipate the costs of the preparation and solicitation of the proxies to be less than $10,000.

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PROPOSAL 1 - ELECTION OF DIRECTORS

General

The Bylaws of the Company provide that the Board shall consist of not less than one or more than thirteen members. Currently, the Board consists of four members. The Company’s Bylaws give the Board the authority to establish, increase or decrease the number of directors. The nominees for election at the 2018 Meeting to the Board are Robert Oblon, John (“JT”) Thatch and Frank A. Walters (to be elected by the holders of the Company’s Class B Common Stock) and Jordan Brock (to be elected by the holders of the Company’s Class A Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock), all of whom currently serve on the Board and all of whom have advised the Company of their willingness to serve as a member of the Board if elected. You can find information about each of the nominees below under the Section entitled “Board of Directors and Executive Officers”. There are no arrangements or understandings between the persons named as nominees for director at the 2018 Meeting and any other person pursuant to which such nominee was selected as a nominee. Please refer to section labeled “EXECUTIVE OFFICERS — BOARD OF DIRECTORS” below for more information about the nominees.

If elected, the nominees will serve as directors until the Company’s annual meeting of stockholders in the year specified below, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Class I – if elected, Robert Oblon and John (“JT”) Thatch will serve until the annual meeting of stockholders in 2019;

Class II – if elected, Frank A, Walters will serve until the annual meeting of stockholders in 2020;

Class III – if elected, Jordan Brock will serve until the annual meeting of stockholders in 2021.

Vote Required

You may vote in favor or against any or all of the nominees and you may also withhold your vote as to any or all of the nominees. The affirmative vote of a majority of the votes cast by the shares entitled to vote in the election at the 2018 Meeting, at which a quorum is present, is required for the election of directors. For purposes of the vote on this matter, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although each type of vote will count toward the presence of quorum.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES FOR DIRECTOR

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PROPOSAL 2 – RATIFIFICATION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

General

Prior to these amendments, the Articles of Incorporation of the Company provided that any person who is a stockholder of record of the corporation and who owns at least fifteen (15) percent of all the issued and outstanding shares of any and all stock of any class or series of the corporation is entitled to inspect, in person or by agent, the books of account and all financial and certain other records of the Company. In addition, prior to these amendments, the Articles of Incorporation of the Company provided that the Board of Directors shall be divided into three classes, each class with a term expiring at the 2019, 2020 and 2021 annual meeting of stockholders.

The Board of Directors believes that, while allowing a stockholder to inspect company records promoted good communication with the Company’s stockholders, especially when the company had 10 stockholders or less, this practice is no longer practical nor necessary, because (a) our number of stockholders has increased significantly; (b) our stockholders are now dispersed over large geographic areas in the United States and internationally; and (c) the Company currently provides relevant, material information about its businesses to all shareholders on a quarterly basis. For example, as a publicly traded company, the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q are filed quarterly with the SEC. This information is available to all stockholders online, by mail upon request to the Company, and by visiting the SEC at 100 F Street, NE, Washington, DC 20549.

The Board of Directors also believes that having all incumbent members of the Board stand for election at each annual meeting of stockholders held for the purposes of electing directors, would better serve the interests of our shareholders and the Board. For example, the Board believes that having all members stand for election annually encourages a continuous assessment of incumbent directors’ services by the shareholders and by the Board. We believe this practice also facilitates the periodic assessment by the Board of its collective skills, with the aim of promptly identifying the need to add new members to the Board when necessary meet the changing needs of the Company.

Vote Required

Proposal 2 asks that stockholders vote to ratify amendments to the corporation’s Articles of Incorporation. The amendments are (a) to eliminate the article or articles previously providing that any person who is a stockholder of record of the corporation and who owns at least fifteen (15) percent of all the issued and outstanding shares of any and all stock of any class or series of the corporation is entitled to inspect, in person or by agent, the books of account and all financial and certain other records of the Company and (b) to amend the article or articles related to the election of directors to require that all incumbent members of the Board stand for election at each annual meeting of stockholders held for the purposes of electing directors commencing with the 2019 Annual Meeting.

You may vote in favor or against this proposal. The affirmative vote of at least eighty-six (86) percent of the voting power of all shares of stock entitled to vote in the election at the 2018 Meeting, at which a quorum is present, is required for the Amended and Restated Articles of Incorporation to be approved. For purposes of the vote on this matter, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although each type of vote will count toward the presence of quorum.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE ENCLOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION

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PROPOSAL 3 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

At the last meeting of stockholders, the Company’s stockholders ratified the Board’s appointment of Ankit Consulting Services, Inc., Certified Public Accountants (“ACS”) as the principal independent registered public accounting firm to audit the Company’s financial statements for the period from May 5, 2017 (inception) to April 30, 2018.

The Board has appointed ACS to serve as our independent registered public accounting firm for the year ending April 30, 2019. Although we are not required to seek stockholder ratification of this appointment, the Board believes it to be a matter of good corporate governance to do so. Representatives of ACS will be present at the Meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to answer appropriate questions.

You may vote in favor or against this proposal. Approval of this proposal requires the affirmative vote of a majority of the votes represented at the 2018 Meeting and entitled to vote thereat. If the appointment of ACS is not ratified, the Board may reconsider the appointment. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ACS AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2019.

Fees Paid

Period from May 5, 2017 (Inception) to April 30, 2018
Audit Fees	$65,000
Audit Related Fees	-
Tax Fees	-
All Other Fees	-
Total Fees	$65,000

Audit Fees.  Audit fees represent the aggregate fees billed and paid or payable for professional services for the audit of our annual financial statements and accounting and reporting advisory services related to regulatory filings, including our quarterly reports on Form 10-Q, and acquisition-related activities.

Audit Related Fees.  Audit-related fees include audit and diligence in connection with of our Company's accounting and financial reports, including consulting fees regarding Company acquisitions and divestitures.

Tax Fees.   Tax fees represent the aggregate fees billed and paid or payable for professional services related to tax compliance, tax consultation and tax planning.

         NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT.

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EXECUTIVE OFFICERS — BOARD OF DIRECTORS

The names, ages and positions of our executive officers and nominee directors are set forth below:

Name	Age	Position(s)
Robert Oblon	53	Chairman of the Board of Directors
John “JT” Thatch	56	President, Chief Executive Officer and Director
Frank A. Walters	70	Secretary, Treasurer, Principal Financial Officer and Director
Jordan Brock	36	Vice President and Director

Robert Oblon has been the visionary architect and Chief Executive Officer of Alchemist Holdings LLC for over five years, and of Four Oceans Holdings, Inc. and its predecessor companies for five years prior to the registrant’s acquisition of Four Oceans Holdings, Inc., on September 29, 2017. Four Oceans Holdings, Inc. is now a wholly owned subsidiary of the registrant. For more than 20 years, Mr. Oblon has been at the forefront of some of today's leading marketing companies, such as WorldVentures, Your Success Network, and Travopoly Travel. During this time, Mr. Oblon has successfully lead both product and business initiatives that empower entrepreneurs to achieve their business goals.

John (“JT”) Thatch is an accomplished, energetic, entrepreneurial-minded executive with the vision and knowledge to create growth and shareholder value for an organization. Mr. Thatch has served as President, Chief Executive Officer and a Director of the registrant since March 2018. From 2009 to 2016, Mr. Thatch served as Chief Executive Officer for universal education and, from 2016 to present, as the Managing Member of Superior Wine and Spirits, LLC, a Florida-based wholesale distributor of wine and spirits. From 2000 to 2005, Mr. Thatch served as CEO of CUI Global, Inc., a publicly traded technology company that Mr. Thatch took public in the year 2000. Prior to that, Mr. Thatch had started, owned and operated several businesses of various size and industries, including businesses in the service, retail, wholesale, education, finance, real estate management and technology industries. In addition, Mr. Thatch has served as a consultant and interim CEO of two other public companies, Dtomi and Innova Pure Water, advising their Board of Directors on growth strategies and organizational structure.

Frank A. Walters has served for more than 30 years as a CFO and COO in companies in the manufacturing, distribution, direct selling, management consulting, staffing, and financial services sectors. From 2012 to 2018, Mr. Walters has served as Chief Financial Officer of Columbia Advisory Group, a Dallas, Texas based Information Technology (IT) consulting firm. From 2006 to 2010, Mr. Walters served as Chief Financial Officer of WorldVentures, a Plano, Texas-based direct selling travel company. From 1999 to 2012, Mr. Walters served as President of Kestral Financial, which provided CFO and operational support for startup and emerging growth companies. Mr. Walters is a graduate of Illinois State University and is a Certified Public Accountant.

Jordan Brock currently serves as Vice President and is a member of the Board of Director of the registrant. From December 2016 to March 2018, Mr. Brock served as President, Chief Executive Officer and a Director of the registrant. From 2011 to present, Mr. Brock has also served as Vice President of Business Development of GoodThink, Inc., a Dallas, Texas-based leading Positive Psychology corporate consulting firm where he is responsible for strategic direction and business initiatives. Mr. Brock is a graduate of Abilene Christian University with a BA degree in Business Management and of Oklahoma Christian University with an MBA in eCommerce.

CORPORATE GOVERNANCE AND BOARD MEMBERS

Corporate Governance Philosophy

We are committed to conducting our business in a way that reflects best practices and high standards of legal and ethical conduct. To that end, our Board has approved and oversees the implementation of a comprehensive Code of Business Conduct and Ethics, as further discussed below. The policies contained in our Code of Business Conduct and Ethics embody the principles, policies, processes and practices followed by our Board, executive officers and employees in governing us.

Code of Business Conduct and Ethics Policy

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. Copies of this document are available in print to any person, without charge, upon written request to our Investor Relations Department at 1700 Coit Road, Suite 100, Plano, Texas 75075.

Family Relationships

There are no family relationships among our directors or between our directors and other officers. None of our directors and officers currently serve as directors or executive officers of any SEC registrant.

Election of Directors and Officers

Directors hold office until the next succeeding annual meeting and the election/qualification of their respective successors. Officers are elected annually by our Board and hold office at the discretion of our Board. Our Bylaws permit our Board to fill any vacancy and such director may serve until the next annual meeting of stockholders and the due election and qualification of their successor.

Legal Proceedings

Unless otherwise indicated, to the knowledge of the Company after reasonable inquiry, no current Director or executive officer of the Company during the past ten years, has (i) been convicted in a criminal proceeding (excluding traffic violations or other minor offenses), (ii) been a party to any judicial or administrative proceeding (except for any matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws, or a finding of any violation of U.S. federal or state securities laws, (iii) filed a petition under federal bankruptcy laws or any state insolvency laws or has had a receiver appointed for the person’s property or (iv) been subject to any judgment, decree or final order enjoining, suspending or otherwise limiting for more than 60 days, the person from engaging in any type of business practice, acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws, (v) been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated, (vi) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated, (vii) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (a) any Federal or State securities or commodities law or regulation, (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity, or (viii) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Leadership and Role in Risk Oversight

Our Board recognizes that selecting the optimal leadership structure and the proper combination or separation of roles, such as the Chief Executive Officer and Chairman roles, must closely consider and is driven by the needs of the Company at any point in time. The Board has not adopted a policy requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure.

From December 2016 to March 1, 2018, Mr. Jordan Brock served as President, Chief Executive Officer and a Director of the registrant. Effective March 1, 2018, the Board appointed Mr. John (“JT”) Thatch to serve as President, Chief Executive Officer and a Director of the registrant. Mr. Robert Oblon has served as Chairman of the Board since his appointment in November 2017. The Board reserves the right to modify the leadership structure as needed to best meet the needs of the Company from time to time.

The Board oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strengths. The full Board is actively involved in overseeing risk management for the Company. It does so in part through discussion and review of our business, financial and corporate governance practices and procedures. The Board, as a whole, reviews the risks confronted by the Company with respect to its operations and financial condition, establishes limits of risk tolerance with respect to the Company’s activities and ensures adequate property and liability insurance coverage.

The Company currently has no independent directors.

Meetings of the Board and Stockholder Communications

Our Board conducted all of its business and approved all corporate action during the period from May 5, 2017 (inception) to April 30, 2018, and during the period from May 1, 2018 to present, in meetings attended by all directors or by the unanimous written consent of all directors in the absence of a Board meeting. Holders of the Company’s securities can send communications to the Board via mail or telephone to the Secretary at the Company’s principal executive offices. The Company has not yet established a policy with respect to Board members’ attendance at the annual meetings. A stockholder who wishes to communicate with our Board may do so by directing a written request addressed to our President at the address appearing on the first page of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and Directors, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership. Officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to us by persons who own more than ten percent of a registered class of our equity securities, we believe that during the period from May 5, 2017 (inception) to April 30, 2018, all such reports were filed in a timely manner. During the period from May 5, 2017 (inception) to April 30, 2018, all such reports required of our officers and directors were filed in a timely manner.

Committees of the Board of Directors

We do not presently have a separately constituted audit committee, compensation committee, nominating committee, executive committee or any other committees of our Board of Directors. Our Board does not believe that it is practical due to the limited number of directors currently serving, nor necessary to have such committees because it believes the functions of such committees can be adequately performed by the Board as a whole. We have not adopted procedures by which security holders may recommend nominees to our Board.

Audit Committee Financial Expert

The Board does not currently have an Audit Committee. The duties of members of an Audit Committee are currently carried out by the Board as a whole.

Director Independence

Quotations for our Common Stock are entered on the OTC Bulletin Board and OTC Markets inter-dealer quotation systems, which do not have director independence requirements. For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Currently, each of our directors also serves as an executive officer or employee of the corporation.

EXECUTIVE COMPENSATION
DIRECTOR AND OFFICER COMPENSATION

Compensation of Executive Officers

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to named executive officers of the Company for all services rendered in all capacities to us for the period from inception (May 5, 2017) to April 30, 2018:

SUMMARY COMPENSATION TABLE
Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
John (“JT”) Thatch President and Chief Executive Officer (2)	2018	80,000	-	-	8,594	88,594
Frank A. Walters Secretary, Treasurer, Principal Financial Officer (3)	2018	60,000	-	-	2,700	62,700
Jordan Brock Vice President (4)	2018	-	-	-	33,351	33,351

(1)

Table reflects principal position held by each named officer as of April 30, 2018.

(2)

Mr. Thatch was appointed by the Company’s Board of Directors to the position of President, Chief Executive Officer and Director effective on March 1, 2018. The amounts reported above include salary of $7,500 and other compensation of $4,000 deferred at the election of Mr. Thatch.

(3)

Mr. Walters and the Company entered into an employment agreement effective March 4, 2018. Mr. Walters did not receive remuneration of any kind from the Company for his services prior to March 4, 2018. The amounts reported above include salary of $7,500 deferred at the election of Mr. Walters.

(4)

Mr. Brock served as President, Chief Executive Officer and Director of the Company until March 1, 2018. For the period from inception (May 5, 2017) to April 30, 2018, Mr. Brock earned $33,351 for consulting services provided to the Company.

Outstanding Equity Awards at April 30, 2018

The Board has not adopted a stock-based compensation plan, but it may adopt such plan in the future. If such a plan is adopted, this may be administered by the Board or a committee appointed by the Board (the “Committee”). The Committee would have the power to modify, extend or renew outstanding options and to authorize the grant of new options in substitution therefore, provided that any such action may not impair any rights under any option previously granted. Shared Services, Inc. may develop an incentive-based stock option plan for its officers and directors and may reserve up to 10% of its outstanding shares of common stock for that purpose. The Board has awarded equity instruments to Messrs. Thatch and Walters in connection with their employment agreements.

The table below summarizes all unexercised options, vested and not vested, and warrants and other equity-type awards for each named executive officer outstanding as of April 30, 2018:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION or WARRANT AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options or Warrants (#) Exercisable	Number of Securities Underlying Unexercised Options or Warrants (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option or Warrant Exercise Price ($)	Option or Warrant Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John (“JT”) Thatch	5,000,000	-	-	$0.0001	-	-	-	-	-
Frank A. Walters	3,000,000	-	-	$0.0001	-	-	-	-	-
Jordan Brock	-	-	-	-	-	-	-	-	-

Compensation Discussion and Analysis

The Company is an emerging growth company with no significant sales activity prior to December 2017 and its executive officers and directors had agreed to work without remuneration until such time as the Company generated sufficient sales to provide funding for such remuneration. The Company’s Board of Directors has the ultimate responsibility for authorizing the timing and amount of compensation programs for the Company’s directors, executive officers and key employees based upon such factors as historical cash flow from operations, availability of funding from the issuance of equity securities and debt, company product sales revenue, anticipated cash expenditures, accounts receivable balance, accounts payable, notes payable, and anticipated debt service and the available cash balance.

Effective March 1, 2018, the Company’s Board of Directors appointed Mr. John (“JT”) Thatch to the position of President, Chief Executive Officer and a director of the Company. In connection with such appointment, the Company and Mr. Thatch entered into an executive employment agreement (the “Executive Agreement”). Pursuant to the terms of the Executive Agreement, Mr. Thatch is entitled to receive a base salary of $20,000 per month. In addition, effective March 1, 2018, the Company issued to Mr. Thatch fully-vested warrants to purchase 5,000,000 shares of the Company’s Series A Preferred Stock at a price equal to par value, $0.0001 per share. Pursuant to the terms of the Executive Agreement, effective as of January 1, 2019, Mr. Thatch shall be entitled to receive an additional warrant to purchase up to 10% of the then issued and outstanding shares of (a) the Company’s Common Stock – Class A, (b) the Company’s Series A Preferred Stock, and (c) the Company’s Series C Preferred Stock, each at a price equal to par value, $0.0001 per share. On March 27, 2018, the Company and Mr. Thatch entered into an Addendum to Executive Employment Agreement to further clarify the provisions of Section 3.3(a) of the Executive Agreement. Pursuant to the terms of the Executive Agreement, in the event of termination of employment without cause, any unvested shares of stock and stock warrants held by Mr. Thatch shall immediately vest in full. In addition, in the event of a change in control of the Company, as defined in the Executive Agreement, any right to acquire or receive shares shall immediately accelerate.

On March 4, 2018, the Company and Mr. Frank A. Walters entered into an employment agreement (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Walters is entitled to receive a base salary of $15,000 per month. In addition, effective March 4, 2018, the Company issued to Mr. Walters fully vested options to purchase up to 3,000,000 shares of the registrant’s Series A Preferred Stock at a price equal to par value, $0.0001 per share.

For the period from inception (May 5, 2017) to April 30, 2018, Mr. Jordan Brock received $33,531 from the Company for consulting services.

Compensation of Directors

The Company is an emerging growth company with no significant sales activity prior to December 2017 and its directors had agreed to work without remuneration until such time as the Company generated sufficient sales to provide funding for such remuneration. On April 12, 2018, the Company and Mr. Robert Oblon entered into a contractor agreement (the “Agreement”) effective April 1, 2018. Pursuant to the terms of the Agreement, Mr. Oblon is compensated for his services as Chairman of the Board of Director at the rate of $10,000 per month. In August 2018, Mr. Oblon and the Company entered into an amendment to the Agreement pursuant to which Mr. Oblon’s compensation rate increased to $25,000 per month, effective August 1, 2018.

The table below summarizes all compensation awarded to, earned by, or paid to our directors for all services rendered in all capacities to us for the period from inception (May 5, 2017) to April 30, 2018:

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert Oblon (2)	15,000	-	-	-	-	3,081	18,081
Jordan Brock	-	-	-	-	-	-	-
John “JT” Thatch	-	-	-	-	-	-	-
Frank A. Walters	-	-	-	-	-	-	-

(1)

As more fully discussed in the preceding paragraph, directors of the Company had agreed to work without remuneration until such time as the Company generated sufficient sales to provide funding for such remuneration. Messrs. Brock, Thatch and Walters did not receive compensation for their services as directors distinct and separate from any compensation described under Executive Compensation above.

(2)

Pursuant to the terms of a contractor agreement entered into with Mr. Oblon on April 12, 2018, Mr. Oblon was compensated for his services as Chairman of the Board of Director at the rate of $10,000 per month effective March 1, 2018 and through July 31, 2018.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

As of September 4, 2018, two of the Company’s largest stockholders, Alchemist Holdings, Inc. and Bear Bull Market Dividends, Inc., in the aggregate, held approximately 51.6% of the issued and outstanding shares of stock of the Company.

Alchemist Holdings, LLC

In connection with the Company’s acquisition of Total Travel Media in May 2017, the Company issued 7,500,000 shares of its Series B Preferred Stock and 7,500,000 shares of its Common Stock Class B to Alchemist Holdings, which is controlled by the Chairman of our Board. In connection with the Company’s acquisition of Four Oceans in September 2017, the Company issued 50,000,000 shares of its Series A Preferred Stock to Alchemist.

On March 15, 2017, the Company entered into a Consultancy and Marketing Agreement with Alchemist pursuant to which Alchemist provides marketing and consulting services, tools, websites, video production, and event management services to the Company. The Agreement shall remain in effect until the completion of the services. The Agreement may be terminated by the Company, by giving 14 calendar days written notice of such termination. For the period from inception (May 5, 2017) to April 30, 2018, consulting expenses incurred pursuant to this agreement were $836,640.

Bear Bull Market Dividends, Inc.

In connection with the Company’s acquisition of Total Travel Media in May 2017, the Company issued 2,500,000 shares of its Series B Preferred Stock and 2,500,000 shares of its Common Stock Class B to Bear Bull, a significant shareholder of Sharing Services. In connection with the Company’s acquisition of Four Oceans in September 2017, the Company also issued 25,000,000 shares of its Series A Preferred Stock to Bear Bull and another shareholder.

On April 7, 2017, the Company issued a promissory note (that carried an annual interest rate of 12%) to Bear Bull for $16,500. The note principal plus accrued but unpaid interest was repaid in April 2018.

As part of the acquisition of Four Oceans in September 2017, the Company recorded a deemed dividend of $18,750,000 to the related parties for value of the shares issued for this transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of our capital stock owned beneficially as of September 4, 2018 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class or Series of our voting securities, (ii) our directors, and our named executive officers.  Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner [1]	Amount and Nature of Beneficial Owner [2]	Percent of Class [3]
Common Stock Class A	Foshan City Shunde District Cheering Garden Tools Co., Ltd., No. 83 Hongqi Mid-Rd., Ronggui Town, Shunde District, Foshan City, Guangdong Province, China	30,020,000	52.6%

	All Officers and Directors as a Group - 2	—	0%

Common Stock Class B [4]	Alchemist Holdings, Inc. 1415 Legacy Drive, Suite 310 Frisco, TX 75034	7,500,000	75.0%

	Bear Bull Market Dividends, Inc. 600 Anton Blvd., 17 th Floor Costa Mesa, CA 92626	2,500,000	25.0%

	All Officers and Directors as a Group – 2	7,500,000	75.0%

Series A Preferred Stock [5]	Alchemist Holdings, Inc. 1415 Legacy Drive, Suite 310 Frisco, TX 75034	50,000,000	53.7%

	Bear Bull Market Dividends, Inc. 600 Anton Blvd., 17 th Floor Costa Mesa, CA 92626	20,000,000	21.5%

	469, LLC 13451 McGregor Blvd, Suite 29 Ft. Myers, FL 33919	10,000,000	10.7%

	212 Technologies, LLC 2120 S. Reserve, #364 Missoula, MT 59801	5,628,750	6.0%

	Research & Referral BZ 11 Hibiscus Street Ladyville, Belize	4,950,000	5.3%

	All Officers and Directors as a Group - 2	50,000,000	53.7%

Series B Preferred Stock [6]	Alchemist Holdings, Inc. 1415 Legacy Drive, Suite 310 Frisco, TX 75034	7,500,000	75.0%

	Bear Bull Market Dividends, Inc. 600 Anton Blvd., 17 th Floor Costa Mesa, CA 92626	2,500,000	25.0%

	All Officers and Directors as a Group – 2	7,500,000	75.0%
[1]

The person named above may be deemed to be a “parent” and “promoter” of our company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of their direct and indirect stock holdings.

[2]

Beneficial ownership is determined in accordance with the Rule 13d-3(d)(1) of the Exchange Act, as amended and generally includes voting or investment power with respect to securities. Pursuant to the rules and regulations of the SEC, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group and includes shares that could be obtained by the named individual within the next 60 days.

[3]

Based upon the number of issued and outstanding shares of the various classes: Common Class A:  57,084,000; Common Class B: 10,000,000; Series A Preferred: 93,194,540; Series B Preferred: 10,000,000; and Series C Preferred: 4,030,000

[4]

Each share of Class B Common Stock shall be convertible at any time into one share of Common Stock at the option of the holder. Mr. Oblon, the Chairman or our Board of Directors, controls Alchemist Holdings, LLC and is deemed to be the beneficial owner of 7,500,000 shares of our Class B Common Stock owned by Alchemist Holdings, LLC.

[5]

For a period of ten (10) years from the date of issuance of shares of Series A Preferred Stock, the holders may elect to convert each share of Series A Preferred Stock into one share of the Company’s Common Stock. Mr. Oblon, the Chairman or our Board of Directors, controls Alchemist Holdings, LLC and is deemed to be the beneficial owner of 50,000,000 shares of our Series A Preferred Stock owned by Alchemist Holdings, LLC.

[6]

For a period of ten (10) years from the date of issuance of shares of Series B Preferred Stock, the holders may elect to convert each share of Series B Preferred Stock into ten shares of the Company’s Common Stock. Mr. Oblon, the Chairman or our Board of Directors, controls Alchemist Holdings, LLC and is deemed to be the beneficial owner of 7,500,000 shares of our Series B Preferred Stock owned by Alchemist Holdings, LLC.

[7]

For a period of ten (10) years from the date of issuance of shares of Series C Preferred Stock, the holders may elect to convert each share of Series C Preferred Stock into one share of the Company’s Common Stock.

OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement.  However, if any matters should properly come before the Annual Meeting, it is intended the holder of the proxies will act in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2019 Annual Meeting of Stockholders must ensure that the proposal is submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and received by the Corporate Secretary of the Company, Frank A. Walters:

•	Not later than July 16, 2019; or
•

If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our proxy statement is instead 120 days before we begin to print and mail our proxy materials for next year’s meeting.

FORM 10-K ANNUAL REPORT TO STOCKHOLDERS

On July 30, 2018, the Company filed with the SEC an Annual Report on Form 10-K for the fiscal year ended April 30, 2018 (the “Annual Report”). We have enclosed the Annual Report with this proxy statement. The Annual Report includes our audited financial statements for the period from May 5, 2017 (inception) to April 30, 2018, along with other financial information and management discussion which we urge you to read carefully.

You can also obtain, free of charge, an additional copy of our Annual Report by:

•

writing to:  Shareholder Relations Department

                                 Sharing Services, Inc.

                                 1700 Coit Road, Suite 100

                                 Plano, Texas 75075

•

or calling us at: (469) 601-9400

In addition, you can obtain a copy of our Annual Report on Form 10-K and other periodic reports filed or furnished to the SEC from the SEC’s database at http://www.sec.gov.

Shareholder Communications

We intend to announce preliminary voting results at the 2018 Meeting and publish results in a Current Report on Form 8-K, which will be filed with the SEC within 4 days from the 2018 Meeting. You may obtain a copy of this and other reports, free of charge, from the SEC’s database at http://www.sec.gov.

Stockholders may obtain information relating to their own share ownership by contacting the Company’s stock transfer agent — VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598.

By Order of the Board of Directors
/s/ Frank A. Walters By: Frank A. Walters Title: Secretary Plano, Texas September 10, 2018

ADMISSION TICKET

2018 ANNUAL MEETING OF STOCKHOLDERS
 OF
SHARING SERVICES, INC.
At the Atlanta Marriott Marquis

265 Peachtree Center Avenue

Atlanta, GA 30303

THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER.

NOTE:   If you plan on attending the 2018 Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the 2018 Meeting. For the safety of attendees, all handbags and briefcases are subject to inspection. Your cooperation is appreciated.

Your completed proxy may be delivered to our transfer agent as follows:

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to:
VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598

All proxies must be received by 11:59 pm (EST) on November 1, 2018.

VOTE BY FAX

Mark, sign, and date your proxy card and return it to VStock Transfer, LLC by:
Proxy Fax: (646) 536-3179.

All proxies must be received by 11:59 pm (EST) on November 1, 2018.

VOTE ONLINE (ON THE INTERNET)
Go to www.vstocktransfer.com/proxy and log-on using the control number included on your proxy card.  Voting will be open until 11:59 pm (EST) on November 1, 2018.

VOTE BY e-MAIL

Mark, sign, date, and scan your proxy card and return it to VStock Transfer, LLC by:
e-mail to vote@vstocktransfer.com.

All proxies must be received by 11:59 pm (EST) on November 1, 2018.

VOTE ON INTERNET

Go to www.vstocktransfer.com/proxy

and log-on using the below control number. Voting will be open until 11:59 pm (EST) on November 1, 2018.

* SPECIMEN *

1 MAIN STREET

ANYWHERE PA 99999-9999

CONTROL #

VOTE BY EMAIL

Mark, sign and date your proxy card and send it to vote@vstocktransfer.com. Voting will be open until 11:59 pm (EST) on November 1, 2018.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Sharing Services, Inc.

PROXY FOR SHAREHOLDERS OF CLASS A COMMON STOCK, SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK AND SERIES C PREFERRED STOCK.

↓           DETACH PROXY CARD HERE TO VOTE BY MAIL ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEE AND "FOR" PROPOSALS 1, 2 AND 3.

(1)

Election of Directors:

[  ]  FOR ALL NOMINEES LISTED BELOW

(except as marked to the contrary below)

01 Jordan Brock

[  ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

(2)

The ratification of the Amended and Restated Articles of Incorporation of the Company.

[  ]  VOTE FOR

[  ]  VOTE AGAINST

[  ] ABSTAIN

(3)

The ratification of the appointment of Ankit Consulting Services, Inc., certified public accountants, as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2019.

               [  ]  VOTE FOR

[  ]  VOTE AGAINST

[  ] ABSTAIN

Date

Signature

Signature, if held jointly

Note: Please sign exactly as name (or names) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address. [  ]  _____________________________________

SHARING SERVICES, INC.

Annual Meeting of Stockholders

November 2, 2018

SHARING SERVICES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint Frank A. Walters, Secretary of the Company, as proxy for the shares of Class A Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock of the Company which the undersigned is entitled to vote at the 2018 Annual Meeting (the “2018 Meeting”) to be held on November 2, 2018, commencing at 5:00 p.m., Eastern Standard Time, at the Atlanta Marriott Marquis located at 265 Peachtree Center Avenue, Atlanta, GA 30303, and at any or all adjournments of said meeting.  The proxies are further authorized to vote, in their discretion, upon any other proposal that may properly come before the 2018 Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF THE PROXY IS EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1, 2 AND 3.  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY BEFORE 4:00 P.M., EASTERN STANDARD TIME, ON THE DATE OF THE 2018 MEETING, NOVEMBER 2, 2018, IF HAND CARRIED AND DELIVERED AT THE MEETING.  IF SENT BY MAIL, FAX, EMAIL OR VOTED ONLINE, IT MUST BE RECEIVED BY OUR TRANSFER AGENT BEFORE 11:59 P.M., EASTERN STANDARD TIME, ON NOVEMBER 1, 2018.

Please check here if you plan to attend the Annual Meeting of Stockholders on November 2, 2018 at 5:00 p.m. EST.  [_]

 (Continued and to be signed on Reverse Side)

VOTE ON INTERNET

Go to www.vstocktransfer.com/proxy

and log-on using the below control number. Voting will be open until 11:59 pm (EST) on November 1, 2018.

* SPECIMEN *

1 MAIN STREET

ANYWHERE PA 99999-9999

CONTROL #

VOTE BY EMAIL

Mark, sign and date your proxy card and send it to vote@vstocktransfer.com. Voting will be open until 11:59 pm (EST) on November 1, 2018.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Sharing Services, Inc.

PROXY FOR SHAREHOLDERS OF CLASS B COMMON STOCK

↓           DETACH PROXY CARD HERE TO VOTE BY MAIL ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEE AND "FOR" PROPOSAL 2.

(1)

Election of Directors:

[  ]  FOR ALL NOMINEES LISTED BELOW

(except as marked to the contrary below)

[  ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

01  Robert Oblon

02 John (“JT”) Thatch

03 Frank A. Walters

(2)

The ratification of the Amended and Restated Articles of Incorporation of the Company.

      [  ]  VOTE FOR

[  ]  VOTE AGAINST

[  ] ABSTAIN

(3)

The ratification of the appointment of Ankit Consulting Services, Inc., certified public accountants, as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2019.

[  ]  VOTE FOR

[  ]  VOTE AGAINST

[  ] ABSTAIN

Date

Signature

Signature, if held jointly

Note: Please sign exactly as name (or names) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address. [  ]  _____________________________________

SHARING SERVICES, INC.

Annual Meeting of Stockholders

November 2, 2018

SHARING SERVICES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint Frank A. Walters, Secretary of the Company, as proxy for the shares of Common Stock – Class B, of the Company which the undersigned is entitled to vote at the 2018 Annual Meeting (the “2018 Meeting”) to be held on November 2, 2018, commencing at 5:00 p.m., Eastern Standard Time, at the Atlanta Marriott Marquis located at 265 Peachtree Center Avenue, Atlanta, GA 30303, and at any or all adjournments of said meeting.  The proxies are further authorized to vote, in their discretion, upon any other proposal that may properly come before the 2018 Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF THE PROXY IS EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1, 2 AND 3.  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY BEFORE 4:00 P.M., EASTERN STANDARD TIME, ON THE DATE OF THE 2018 MEETING, NOVEMBER 2, 2018, IF HAND CARRIED AND DELIVERED AT THE MEETING.  IF SENT BY MAIL, FAX, EMAIL OR VOTED ONLINE, IT MUST BE RECEIVED BY OUR TRANSFER AGENT BEFORE 11:59 P.M., EASTERN STANDARD TIME, ON NOVEMBER 1, 2018.

Please check here if you plan to attend the Annual Meeting of Stockholders on November 2, 2018 at 5:00 p.m. EST.  [__]

(Continued and to be signed on Reverse Side)